SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                 FORM 8-K/A

                               AMENDMENT NO. 1

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    FEBRUARY 29, 1996,
                             PREVIOUSLY REPORTED AS NOVEMBER 10, 1995
                             AS FILED ON MARCH 15, 1996

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated and filed March 15, 1996, as set forth in the pages attached hereto:

      Item 7. Financial Statements, Pro Forma Financial Information and Exhibits is amended in its entirety.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a) The financial statements of Ford Life Insurance Company ("Ford Life") are included herein as Exhibits 99.1 and 99.2 and include the following:

                  Audited Financial Statements (Exhibit 99.1)

                    Report of Independent Accountants

                    Statement of Income and of Earnings Retained for Use in the Business for the Years Ended December 31, 1995, 1994 and 1993

                    Balance Sheet at December 31, 1995 and 1994

                    Statement of Stockholder's Equity for the Years Ended December 31, 1995, 1994 and 1993

                    Statement of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993

                    Notes to Financial Statements

                  Unaudited Interim Financial Statements (Exhibit 99.2)

                    Report of Independent Accountants

                    Condensed Statement of Income for the Three Months Ended December 31, 1995 and 1994

                    Condensed Balance Sheet at December 31, 1995 and 1994

                    Condensed Statement of Cash Flows for the Three Months Ended December 31, 1995 and 1994

                    Footnotes to Condensed Financial Statements

            (b)   Unaudited Pro Forma Financial Information

                  The unaudited pro forma condensed balance sheet set forth herein as Exhibit 99.5 gives effect to the acquisition of Ford Life as if it had occurred on December 31, 1995, the date of SunAmerica Inc.'s ("SunAmerica") most recently filed balance sheet.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------
            (Continued)
            -----------

                  The unaudited pro forma condensed income statement set forth herein as Exhibit 99.6 gives effect to the acquisition as if it had been consummated on October 1, 1995, the beginning of SunAmerica's most recently reported fiscal quarter.

                  The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated income statement as of and for the year ended September 30, 1995, the date of SunAmerica's most recently completed fiscal year end, have been previously filed as part of a Current Report on Form 8-K, dated and filed as of December 12, 1995 and amended on December 14, 1995 and May 7, 1996.

                  Pro forma adjustments are based upon available information and certain assumptions that management of SunAmerica believes are reasonable in the circumstances. The unaudited pro forma consolidated financial information should be read in conjunction with the audited consolidated financial statements and related notes contained in SunAmerica's 1995 Annual Report on Form 10-K, the unaudited consolidated financial statements and related notes contained in SunAmerica's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995, and the audited financial statements and related notes and the unaudited interim financial statements and related notes pertaining to Ford Life contained elsewhere in this Current Report on Form 8-K.

                  The acquisition is accounted for as a purchase in accordance with generally accepted accounting principles. Under purchase accounting, the total purchase price is allocated to the acquired assets and liabilities based on their fair values. Allocation of the purchase price is subject to valuations and other studies that are not complete. Accordingly, the final allocation may be different from the amounts reflected herein. However, management of SunAmerica does not believe such differences will be material.

            (c)   Exhibits

                  10.1 Stock Purchase Agreement between The American Road Insurance Company and SunAmerica Inc., dated as of November 10, 1995, is incorporated herein by reference to Exhibit 10.1 to the Company's Form 8-K, filed on December 12, 1995 and amended on December 14, 1995 and May 7, 1996.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------
            (Continued)
            -----------

                  27.1 Financial Data Schedule for Ford Life Insurance Company (Year Ended December 31, 1995)

                  27.2 Financial Data Schedule for Ford Life Insurance Company (Three Months Ended December 31, 1995)

                  99.1 Audited Financial Statements and Report of Independent Accountants as of and for the Three Years Ended December 31, 1995, 1994 and 1993 for Ford Life Insurance Company

                  99.2 Unaudited Interim Financial Statements and Report of Independent Accountants as of and for the Three Months Ended December 31, 1995 and 1994 for Ford Life Insurance Company

                  99.3 Pro Forma Unaudited Condensed Balance Sheet at September 30, 1995, giving effect to the acquisition of Ford Life Insurance Company, is incorporated here-in by reference to Exhibit 99.3 to the Company's Form 8-K, filed on December 12, 1995 and amended on December 14, 1995 and May 7, 1996

                  99.4 Pro Forma Unaudited Condensed Income Statement for the year ended September 30, 1995, giving effect to the acquisition of Ford Life Insurance Company, is incorporated herein by reference to Exhibit 99.4 to the Company's Form 8-K, filed on December 12, 1995 and amended on December 14, 1995 and May 7, 1996

                  99.5 Pro Forma Unaudited Condensed Balance Sheet at December 31, 1995, giving effect to the acquisition of Ford Life Insurance Company

                  99.6 Pro Forma Unaudited Condensed Income Statement for the Three Months Ended December 31, 1995, giving effect to the acquisition of Ford Life Insurance Company

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   May 7, 1996                 By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                           LIST OF EXHIBITS FILED
                           ----------------------

Exhibit
Number
- --------

27.1 Financial Data Schedule for Ford Life Insurance Company (Year Ended December 31, 1995)

27.2 Financial Data Schedule for Ford Life Insurance Company (Three Months Ended December 31, 1995)

99.1 Audited Financial Statements and Report of Independent Accountants as of and for the Three Years Ended December 31, 1995, 1994 and 1993 for Ford Life Insurance Company

99.2 Unaudited Interim Financial Statements and Report of Independent Accountants as of and for the Three Months Ended December 31, 1995 and 1994 for Ford Life Insurance Company

99.5 Pro Forma Unaudited Condensed Balance Sheet at December 31, 1995, giving effect to the acquisition of Ford Life Insurance Company

99.6 Pro Forma Unaudited Condensed Income Statement for the Three Months Ended December 31, 1995, giving effect to the acquisition of Ford Life Insurance Company